Exhibit 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Stephen Soller, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)

the Annual Report on Form 10-KSB of Panglobal Brands Inc. for the year ended September 30, 2008 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	the information contained in the Form 10-KSB fairly presents, in all material respects, the financial condition and results of operations of Panglobal Brands Inc.

Dated: January 13, 2009

/s/ Stephen Soller
Stephen Soller
Chief Executive Officer, and Director
(Principal Executive Officer)
Panglobal Brands Inc.

A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to Panglobal Brands Inc. and will be retained by Panglobal Brands Inc. and furnished to the Securities and Exchange Commission or its staff upon request.